FIRST AMENDEMENT TO EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement is made as December 15, 2008 (“Amendment”), by and between Ecology Coatings, Inc., a Nevada corporation (“Company”) and Sally J.W. Ramsey (“Executive”) and amends the Employment Agreement between Company and Executive dated January 1, 2007 (“Agreement”).

1. The parties agree to amend Section 4.1 of the Agreement to add the following language at the end of Section 4.1:

Notwithstanding the foregoing, Executive agrees to an annual salary of $60,000 until the Company obtains/closes on additional equity financing that supports a sustainable Company.

2.	In all other respects, the terms of the Agreement shall remain in full force and effect.

ECOLOGY COATINGS, INC.

By:  /s/ Robert G. Crockett                                                                                                                     By:  /s/ Sally J.W. Ramsey

         Robert G. Crockett                                                                                                                          Sally J.W. Ramsey

Its:  CEO